CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of NT Media Corporation of California, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

    (1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 13, 2004             NT MEDIA CORPORATION OF CALIFORNIA, INC.


                                           /s/ Chris Briggs
                                   ---------------------------------------------
                                   Chris Briggs
                                   President, Chief Executive Officer, and Chief Financial Officer




























                                                                    EXHIBIT 32.1